Fourth Quarter & Full Year 2022 Earnings Presentation March 28, 2023

Disclaimer This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc. (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 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More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDAR and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K filed with the SEC. Forward-looking non-GAAP financial measures are presented without reconciliations to GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis, and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of March 28, 2023, and does not reflect any subsequent events.

Danimer Investment Highlights

1 PHA-Based Resins are Superior and Disruptive

Our PHA-based resins are unique in the market as fully biodegradable in-home compost, natural soil and marine environments

These highly-engineered materials can seamlessly replace petroleum-based plastics in most end-use categories

Our products perform well on standard manufacturing equipment

2 Sustainability Mandate Drives Permanent Adoption

Our customers invest in long-term solutions, including through funded R&D partnerships

A switch to PHA-based resin requires significant customer commitment

Use of biodegradable materials provides a brand benefit and increasingly is a regulatory mandate

3 Kentucky Plant Serves Near-Term Demand

All manufacturing processes and equipment commissioned and performing at or above currently expected through-put as of Feb 2023

Nameplate capacity of ~32.5 mm LBs of neat PHA supports ~65 mm LBs of finished resin

At full capacity utilization and current market pricing and mix, expect ~$190 mm revenue and a very strong contribution margin

4 Ongoing Opportunity for Margin Expansion

Stronger capacity utilization drives contribution margin at Kentucky plant

Bainbridge greenfield plant design more efficient; drives scale benefits with ~$400mm of new capacity

Danimer Catalytic Technology's (DCT) high-margin processes, growth into scalable new markets, new partnerships, and technology licensing opportunities

5 Short, Medium & Long-Term Strategic Finance Initiatives

Term loan strengthens liquidity position and ensures runway to positive EBITDA

Part 2 Application for low-rate DoE loan to fund Greenfield facility now submitted

Large market opportunity for DCT's capital-light, low-cost process for PHA and bio-based acrylic acid attracting top-tier partner interest

6 World-Class Teams and a Powerful Culture

A deeply capable executive team with cadre of Danimer veterans and strong new leaders

Ground-breaking engineering, leading research & development, and a deeply capable technical sales staff

The driven Danimer culture reflects a deep commitment to help solve the global problem of environmental pollution danimer scientific

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Kentucky Manufacturing – Process & Capability [1]

Bacterial Production of PHA	Downstream Processing	Blending & Extrusion
Proprietary Biotechnology	Unique Engineering Expertise	Engineered Materials Science
		 ENTEK
PHA FERMENTATION BROTH →	NEAT PHA →	FORMULATED PHA-BASED RESINS →
Five Independent Vessels	Three Independent Trains	High-Volume Extrusion Lines
Fermentation	Filtering & Drying	Blending, Pelletization & Extrusion

[1]32.5 mm LBS of Neat PHA = 65 mm LBS Formulated PHA-Based Resin = ~$190 mm Revenue

danimer scientific

[1] *Intended to illustrate maximum potential at full utilization of design capacity; assumes pricing of $3 per lb.*

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Recent Customer Highlights Launched a new customer making specialty plastic containers for consumable dry-goods Zespri announced, through HAVI, plans for PHA-based cutlery in its snack business PHA-based cutlery launch planned with an additional customer for mid-year. Excited to work closer with HAVI – demand from several of their clients validated by strong initial trial performance across multiple end-use categories US Foods has launched Nodax-based straws under their “Evolve” brand Nodax-based straws now in all North American Starbucks locations, a growing number of Dunkin Donuts stores, food service in Sams Club and Costco, and increasingly available at retail, including CVS, Target, Safeway, Walmart and many other retailers. Mars-Wrigley expected mid-year launch for Skittles packaging, now evaluating wider use Single use coffee pods in development with multiple partners, a 550 mm LB annual European market opportunity for 2026 if proposed legislation is adopted in late 2024.* *Source: https://environment.ec.europa.eu/publications/proposal-packaging-and-packaging-waste_en

Q4 and Full Year 2022 Financial Summary Sales reflects $7.3 mm of growth in PHA-related sales more than offset by $9.9 mm of lower PLA-related sales, including $9.1 mm due to the Ukraine conflict, and service revenues of $4.8 mm compared to $8.0 mm in fiscal 2021 as customers move to commercialization. Adj. GP primarily reflects increased unabsorbed costs of capacity expansion in Kentucky. SG&A increase reflects higher administrative costs and headcount to support expected growth R&D costs include full-year of Novomer acquisition, closed August 2021 Full Year Comments Financial Summary Note:. Totals may not foot due to rounding.

Financial Outlook Adjusted EBITDA Expect 2023E Baseline Capex of $26 million to $31 million, excluding any DoE loan proceeds

Appendix

EBITDA Reconciliation Note: Totals may not foot due to rounding.

Adjusted Gross Profit Reconciliation Note: Totals may not foot due to rounding.